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                                  EXHIBIT 99.5

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

      I hereby consent to my inclusion as a prospective director of Superconductor Technologies Inc in the Registration Statement on Form S-4 of Superconductor, including in the Proxy Statement and Prospectus constituting a part thereof, and any amendments thereto.

                                                 -------------------------------
                                                 (name)